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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement       / / CONFIDENTIAL, FOR USE OF THE
                                           COMMISSION ONLY (AS PERMITTED BY RULE
                                           14A-6(E)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       AMERICAN PRECISION INDUSTRIES INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       AMERICAN PRECISION INDUSTRIES INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______

     (2) Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

     (4) Proposed maximum aggregate value of transaction:______________________

     (5) Total fee paid:_______________________________________________________

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party:_________________________________________________________
     (4) Date Filed:___________________________________________________________

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                                    [LOGO]

                        AMERICAN PRECISION INDUSTRIES


Kurt Wiedenhaupt
President and Chief Executive Officer


April 12, 1995


Dear Shareholder:


                                  A REMINDER

On March 24, 1995, we mailed to you proxy materials in connection with our Annual Meeting of Shareholders, to be held on Friday, April 28, 1995, in which we enclosed a proxy card for you to complete.

According to our latest records, we have not yet received your proxy for this meeting.

Your vote is important and we ask that you give the proxy material your prompt attention. Please sign and return your proxy today in the envelope provided so that your shares are represented at the meeting.

Because there are sometimes delays in mail delivery, please sign and return the enclosed proxy even if you returned the original.

Thank you for your cooperation.

Sincerely,


/s/ Kurt Wiedenhaupt

Kurt Wiedenhaupt



2777 Walden Avenue, Buffalo, New York 14225/(716) 684-9700/Fax (716) 684-2155